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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 8, 2010

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA (State or other jurisdiction of incorporation and organisation)	0-24796 (Commission File Number)	98-0438382 (IRS Employer Identification No.)
Mintflower Place, 4th floor 8 Par-La-Ville Rd, Hamilton, Bermuda (Address of principal executive offices)		HM 08 (Zip code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

In upcoming presentations, Central European Media Enterprises Ltd. (the "Company") will be providing certain financial information in respect of CET 21 spol. s r.o., the Company's wholly owned subsidiary that operates its businesses in the Czech Republic and the Slovak Republic. Such financial information is included in Exhibit 99.1 hereto.

Section 9.    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)	The following exhibits are furnished under Item 7.01 as part of this report:
	99.1	Consolidated Financial Statements of CET 21 spol. s r.o. for the years ended December 31, 2009, 2008 and 2007.
	99.2	Unaudited Consolidated Financial Statements of CET 21 spol. s r.o. for the six months ended June 30, 2010 and 2009.

The information furnished under Item 7.01 "Regulation FD Disclosure" shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
Date: October 8, 2010	By:	/s/ DAVID STURGEON David Sturgeon Deputy Chief Financial Officer

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES